UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 14, 2021

UNITED COMMUNITY BANKS, INC.

(Exact name of registrant as specified in its charter)

Georgia	001-35095	58-1807304
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	file number)	identification no.)

125 Highway 515 East, Blairsville, Georgia	30512
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (706) 781-2265

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common stock, par value $1 per share	UCBI	Nasdaq Global Select Market
Depositary shares, each representing 1/1,000th interest in a share of Series I Non-Cumulative Preferred Stock	UCBIO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Transaction with Reliant Bancorp, Inc.

Agreement and Plan of Merger

On July 14, 2021, United Community Banks, Inc., a Georgia corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Reliant Bancorp, Inc., a Tennessee corporation (“Reliant”), which provides for the merger of Reliant with and into the Company (the “Merger”). The Merger Agreement also provides for the merger of Reliant Bank, a Tennessee-chartered commercial bank and wholly-owned subsidiary of Reliant (“Reliant Bank”) with and into United Community Bank, a South Carolina state-chartered bank and wholly-owned subsidiary of the Company (the “Bank”). The mergers are subject to the satisfaction or waiver of a number of conditions that are discussed below.

The Merger Agreement provides that, at the effective time of the Merger (the “Effective Time”):

•	each share of Reliant common stock (“Reliant Common Stock”) issued and outstanding immediately prior to the Effective Time will be entitled to receive 0.9842 (the “Exchange Ratio”) shares of common stock, $1.00 par value per share, of the Company (“Company Common Stock”);
•	each outstanding share of Reliant Common Stock subject to vesting, repurchase or other lapse restrictions, and each outstanding restricted stock unit of Reliant, will become fully vested and settle, as applicable, and be converted into the right to receive 0.9842 shares of Company Common Stock;
•	each outstanding option to purchase Reliant Common Stock will become fully vested and will, at the election of the holder, be either (a) cancelled and exchanged for cash in an amount equal to the implied cash value of the Company Common Stock to be issued in the Merger, less the exercise price of such option; or (b) substituted for an option to purchase a number shares of Company Common Stock calculated based upon the Exchange Ratio at an exercise price calculated based upon the Exchange Ratio and subject to the same expiration date as the original option;
•	cash will be paid in lieu of any fractional shares of Company Common Stock; and
•	each outstanding share of Company Common Stock will remain outstanding and unaffected by the Merger.

The Merger Agreement has been approved by the boards of directors of the Company and Reliant. The transaction is expected to close in the first quarter of 2022, subject to customary conditions, including the approval of the holders of a majority of the outstanding shares of Reliant Common Stock (the “Reliant Shareholder Approval”).

The Merger Agreement also provides that upon completion of the Merger, the officers and directors of the Company as of immediately prior to the Effective Time will continue to serve as the directors and officers of the surviving entity from and after the Effective Time.

The Merger Agreement contains customary representations and warranties that each of the Company and Reliant made to each other with respect to its and its subsidiaries’ businesses, and each party also has agreed to customary covenants, including, among others, covenants relating to the conduct of its business during the interim period between the execution of the Merger Agreement and the Effective Time. The Merger Agreement requires Reliant to call a meeting of its shareholders for purposes of obtaining the Reliant Shareholder Approval and, subject to certain customary exceptions, that Reliant’s board of directors recommend that its shareholders vote in favor of the Reliant Shareholder Approval. The Merger Agreement also contains customary non-solicitation covenants on the part of Reliant that prohibit Reliant from, subject to certain customary exceptions, soliciting proposals relating to certain alternative transaction proposals or entering into discussions or negotiations or providing confidential information in connection with certain proposals for an alternative transaction.

The completion of the Merger is subject to customary conditions, including (a) receipt of the Reliant Shareholder Approval, (b) authorization for listing on the Nasdaq Stock Market of the shares of Company Common Stock to be issued in the Merger, (c) the receipt of required regulatory approvals, including the approval of the Federal Reserve Board, the Federal Deposit Insurance Corporation, the South Carolina Board of Financial Institutions, and the Tennessee Department of Financial Institutions, (d) effectiveness of the registration statement on Form S-4 for the Company Common Stock to be issued in the Merger, and (e) the absence of any order, injunction or other legal restraint preventing or making illegal the completion of the Merger or any of the other transactions contemplated by the Merger Agreement. Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including (i) subject to certain qualifications, the accuracy of the representations and warranties of Reliant, in the case of the Company, and of the Company, in the case of Reliant, (ii) performance in all material respects by Reliant, in the case of the Company, and by the Company, in the case of Reliant, of its obligations under the Merger Agreement, and (iii) receipt by the Company and Reliant of opinions from their respective counsel to the effect that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The Merger Agreement provides certain termination rights for both the Company and Reliant and further provides that a termination fee equal to $18,380,000 will be payable by Reliant to the Company upon termination of the Merger Agreement under certain circumstances, including a termination as a result of Reliant accepting a superior transaction proposal, Reliant’s board of directors breaching its obligations to give notice of or make a recommendation in favor of the Merger in connection with the Reliant shareholder meeting, or Reliant refraining from soliciting alternative transaction proposals.

The foregoing summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed with this Current Report on Form 8-K as Exhibits 2.1 and incorporated by reference herein.

The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties set forth in the Merger Agreement may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (i) will not survive consummation of the Merger, and (ii) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, and that subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the inclusion of the Merger Agreement with this filing is not intended to provide investors with any other factual information regarding the Company. Reliant, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company, Reliant, their respective affiliates and their respective businesses, and the information regarding the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the registration statement on Form S-4 of the Company that will include a proxy statement of Reliant and a prospectus of the Company and that will be filed with the U.S. Securities and Exchange Commission (the “SEC”).

Item 2.02	Results of Operations and Financial Condition.

Reference is made to Item 7.01 of this Current Report on Form 8-K and to the joint press release furnished thereunder as Exhibit 99.1 issued jointly by the Company and Reliant on July 14, 2021 (the “Merger Announcement”).  In the Merger Announcement, the Company announced a preliminary estimate of its earnings per share, loan growth and loan loss provision for the quarter ended June 30, 2021.

Item 7.01	Regulation FD Disclosure.

On July 14, 2021, the Company and Reliant issued a joint press release announcing the execution of the Merger Agreement and provided a joint investor presentation to interested parties concerning the Merger. The press release and investor presentation are furnished, respectively, as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K.

Cautionary Statements Regarding Forward-Looking Information.

This Current Report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In general, forward-looking statements usually may be identified through use of words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology and in this Current Report on Form 8-K includes the Company’s statement regarding the expected closing date of the Merger. Although the Company believes that its expectations with respect to forward-looking statements are based upon reliable assumptions within the bounds of its knowledge of its business and operations, there can be no assurance that actual results, performance or events will occur when expected or that they will not differ materially from any the results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements involve a number of risks and uncertainties. For details on other factors that could affect expectations, see the risk factors and other cautionary language included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021 and other filings with the SEC.

Factors that could cause or contribute to such differences include, but are not limited to (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (2) the inability to satisfy the conditions to consummation of the Merger, including the failure to obtain the Reliant Shareholder Approval, (3) the ability of the Company to obtain required governmental approvals of the Merger, and (4) the risk of potential litigation or regulatory action that could delay or prohibit the Merger.

Many of these factors are beyond the Company’s and Reliant’s ability to control or predict. If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward-looking statements. Accordingly, shareholders and investors should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this communication, and neither the Company nor Reliant undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for the Company or Reliant to predict their occurrence or how they will affect the Company or Reliant.

The Company and Reliant qualify all forward-looking statements by these cautionary statements.

IMPORTANT INFORMATION FOR SHAREHOLDERS AND INVESTORS

In connection with the proposed Merger, the Company intends to file a registration statement on Form S-4 with the SEC to register the shares of Company Common Stock that will be issued to Reliant’s shareholders in connection with the Merger. The registration statement will include a proxy statement/prospectus and other relevant materials in connection with the proposed Merger. INVESTORS AND SECURITY HOLDERS, PRIOR TO MAKING ANY INVESTMENT OR VOTING DECISION, ARE URGED TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE (AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT/PROSPECTUS) BECAUSE SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER.

Investors are urged to review carefully and consider all public filings by the Company and Reliant with the SEC, including but not limited to the Company’s Annual Report on Form 10-K, its proxy statement, its Quarterly Reports on Form 10-Q, and its Current Reports on Form 8-K, and Reliant’s Annual Report on Form 10-K, its proxy statement, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K. Investors may obtain free copies of these documents and other documents filed with the SEC on its website at www.sec.gov. Investors may also obtain free copies of the documents filed with the SEC by the Company on its website at www.ucbi.com and by Reliant on its website at www.reliantbank.com.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

PARTICIPANTS IN THE SOLICITATION

The Company, Reliant and certain of their directors and executive officers may be deemed participants in the solicitation of proxies from Reliant shareholders in connection with the proposed Merger. Information regarding the directors and executive officers of the Company and Reliant and other persons who may be deemed participants in the solicitation of the shareholders of Reliant in connection with the Merger will be included in the proxy statement/prospectus for Reliant’s special meeting of shareholders, which will be filed by the Company with the SEC. Information about the directors and officers of the Company and their ownership of Company Common Stock can also be found in the Company’s definitive proxy statement in connection with its 2021 annual meeting of shareholders, as filed with the SEC on March 30, 2021, and other documents subsequently filed by the Company with the SEC. Additional information regarding the interests of such participants will be included in the proxy statement/prospectus and other relevant documents regarding the Merger filed with the SEC when they become available.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits	The following exhibit index lists the exhibits that are either filed or furnished with this Current Report on Form 8-K.

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of July 14, 2021, by and between United Community Banks, Inc. and Reliant Bancorp, Inc.*
99.1	Joint Press Release of United Community Banks, Inc. and Reliant Bancorp, Inc. dated July 14, 2021
99.2	Joint Investor Presentation dated July 14, 2021
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

* Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED COMMUNITY BANKS, INC.

By:	/s/ Jefferson L. Harralson
Jefferson L. Harralson
Executive Vice President and Chief Financial Officer

Date: July 14, 2021